SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        March 16, 2000
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.    Other Events.

Loans to and Purchases of Common Stock by Certain Officers of the Company.

On March 16, 2000, the company entered into agreements (the "Loan Agreements") with ten of its officers, including Roger C. Beach, its Chairman of the Board and Chief Executive Officer; Timothy H. Ling, its Executive Vice President, North American Energy Operations, and Chief Financial Officer, and a director; Charles R. Williamson, its Executive Vice President, International Energy Operations, and a director; and Dennis P.R. Codon, its Vice President, Chief Legal Officer and General Counsel, pursuant to the company's 2000 Executive Stock Purchase Program (the "Stock Purchase Program"). The Stock Purchase Program, including the Loan Agreements, was approved by the Board of Directors of the Company (the "Board"), with Messrs. Beach, Ling and Williamson abstaining. The Stock Purchase Program will be submitted for the approval of the company's stockholders at the 2000 Annual Meeting of Stockholders (the "Annual Meeting") scheduled to be held on May 22, 2000. A copy of the Stock Purchase Program is attached as Exhibit 10.1 to this report and is included as Exhibit A to the company's Proxy Statement dated April 12, 2000, for the Annual Meeting (the "Proxy Statement").

The Board adopted the Stock Purchase Program in order to attract and retain senior executives and other key employees of the company and its subsidiaries. The Stock Purchase Program is administered by the Management Development and Compensation Committee of the Board (the "Committee"), which is comprised entirely of non-employee directors. The Stock Purchase Program provides that the company may loan to senior management selected by the Committee funds to purchase shares of the company's common stock. In the discretion of the Committee, such purchases may be either open market purchases or purchases directly from the company. Each loan (a "Loan" or Loans") will be for 100% of the purchase price, including commissions, if any, will be full-recourse and will be interest-bearing. Participants in the Stock Purchase Program also will be eligible to receive Performance Bonus Awards under the Long-Term Incentive Plan of 1998 (which is part of the 1998 Management Incentive Program, as amended) which will be paid out in cash upon satisfaction of certain performance and other criteria. The amendment to the 1998 Management Incentive Program providing for the Performance Bonus Awards also will be submitted for the approval of the company's stockholders at the Annual Meeting and is described in the Proxy Statement.

Pursuant to the Loan Agreements, the following Loans were made on March 16, 2000, to the ten participants in the Stock Purchase Program and utilized to purchase in the open market, during the period March 16 to 23, 2000, the numbers of shares of the company's common stock indicated at an average cost, including commissions, of $27.82:

                                                                             Number of Shares
       Name and Principal Positions                              Loan Amount    Purchased

    .............................................................
Roger C. Beach ..................................................$ 5,000,000     179,736
   Chairman of the Board and Chief Executive Officer

Timothy H. Ling .................................................$ 5,000,000     179,736
   Chief Financial Officer and Executive Vice President,
   North American Energy Operations

Charles R. Williamson ...........................................$ 5,000,000     179,736
   Executive Vice President,  International Energy Operations

Dennis P.R. Codon ...............................................$ 2,500,000      89,868
   Vice President, Chief Legal Officer and General Counsel

Executive officers as a group ...................................$17,500,000     629,076
   (Total of those listed above)

All other officers (six persons) ................................$14,500,000     521,234

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

All of Loans listed above bear interest at the rate of 6.8% per annum, mature on March 16, 2008, and have the other terms described in the Loan Agreements and the related promissory notes evidencing the Loans executed by each participant.

The Company and the participants have agreed that, if the Stock Purchase Program is not approved by the stockholders at the Annual Meeting, the shares listed above will be sold to the company for the lesser of the purchase price or their fair market value at the time of the resale, and the Loans will become immediately due and payable.

Copies of the Loan Agreements, together with the related promissory notes evidencing the Loans, between the company and Messrs. Beach, Ling, Williamson and Codon are attached as Exhibits 10.2 through 10.5 to this report.

Employment Agreement between the Company and Charles R. Williamson.

The company has entered into a new employment agreement with Mr. Williamson, effective as of March 27, 2000 (the "2000 Employment Agreement"). The 2000 Employment Agreement replaces a prior employment agreement between the company and Mr. Williamson, effective as of July 28, 1998. A copy of the 2000 Employment Agreement is attached as Exhibit 10.6 to this report.

Item 7.    Financial Statements and Exhibits.

              (c) Exhibits: The Exhibit Index on page 4 of this report lists the exhibits that are filed as part of this report.

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

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                UNOCAL CORPORATION
                                                (Registrant)





Date:  April 12, 2000                        By:  /s/ JOE D. CECIL
-------------------------                       -------------------------------
                                                Joe D. Cecil
                                                Vice President and Comptroller

                                  EXHIBIT INDEX


10.1 2000 Executive Stock Purchase Program

10.2 Award Agreement (Loan Agreement), together with related promissory note, both dated March 16, 2000, between Unocal Corporation and Roger C. Beach.

10.3 Award Agreement (Loan Agreement), together with related promissory note, both dated March 16, 2000, between Unocal
              Corporation and Timothy H. Ling.

10.4 Award Agreement (Loan Agreement), together with related promissory note, both dated March 16, 2000, between Unocal Corporation and Charles R. Williamson.

10.5 Award Agreement (Loan Agreement), together with related promissory note, both dated March 16, 2000, between Unocal Corporation and Dennis P.R. Codon.

10.6 Employment Agreement, effective as of March 27, 2000, by and between Unocal Corporation and Charles R. Williamson.

                                        4